================================================================================

                              OWNER TRUST AGREEMENT

                                      among

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV,
                                  as Depositor,



                           DITECH FUNDING CORPORATION,
                                 as the Company,

                            BANKERS TRUST (DELAWARE),
                                as Owner Trustee

                                       and

                              THE BANK OF NEW YORK,
                                 as Paying Agent

                            Dated as of June 1, 1998

                       DITECH HOME LOAN OWNER TRUST 1998-1
                   Home Loan Asset Backed Notes, Series 1998-1


================================================================================

                                TABLE OF CONTENTS



                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1 Capitalized Terms...................................................
SECTION 1.2 Other Definitional Provisions.......................................

                                   ARTICLE II

                                  ORGANIZATION

SECTION 2.1 Name................................................................
SECTION 2.2 Office..............................................................
SECTION 2.3 Purposes and Powers.................................................
SECTION 2.4 Appointment of Owner Trustee........................................
SECTION 2.5 Initial Capital Contribution of Owner Trust Estate..................
SECTION 2.6 Declaration of Trust................................................
SECTION 2.7 Title to Trust Property.............................................
SECTION 2.8 Situs of Trust......................................................
SECTION 2.9 Representations and Warranties of the Depositor and the
            Company; Covenant of the Company....................................

                                   ARTICLE III

            RESIDUAL INTEREST CERTIFICATES AND TRANSFER OF INTERESTS

SECTION 3.1 Initial Ownership...................................................
SECTION 3.2 The Residual Interest Certificates..................................
SECTION 3.3 Execution, Authentication and Delivery of Residual
            Interest Certificates...............................................
SECTION 3.4 Registration of Transfer and Exchange of Residual
            Interest Certificates...............................................
SECTION 3.5 Mutilated, Destroyed, Lost or Stolen Residual Interest
            Certificates........................................................
SECTION 3.6 Persons Deemed Owners...............................................
SECTION 3.7 Access to List of Owners' Names and Addresses.......................
SECTION 3.8 Maintenance of Office or Agency.....................................
SECTION 3.9 Appointment of Paying Agent.........................................
SECTION 3.10 Restrictions on Transfer of Residual Interest Certificates.........

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

SECTION 4.1 Prior Notice to Owners with Respect to Certain Matters; Covenants...
SECTION 4.2 Action by Owners with Respect to Certain Matters....................
SECTION 4.3 Action by Owners with Respect to Bankruptcy.........................
SECTION 4.4 Restrictions on Owners' Power.......................................
SECTION 4.5 Majority Control....................................................

                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.1 Establishment of Trust Account......................................
SECTION 5.2 Application Of Trust Funds..........................................
SECTION 5.3 Method of Payment...................................................
SECTION 5.4 Segregation of Moneys; No Interest..................................
SECTION 5.5 Accounting and Reports to the Certificateholder, Owners, the
            Internal Revenue Service and Others.................................

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.1 General Authority...................................................
SECTION 6.2 General Duties......................................................
SECTION 6.3 Action upon Instruction.............................................
SECTION 6.4 No Duties Except as Specified in this Agreement or in Instructions..
SECTION 6.5 No Action Except Under Specified Documents or Instructions..........
SECTION 6.6 Restrictions........................................................

                                   ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

SECTION 7.1 Acceptance of Trusts and Duties.....................................
SECTION 7.2 Furnishing of Documents.............................................
SECTION 7.3 Representations and Warranties......................................
SECTION 7.4 Reliance; Advice of Counsel.........................................
SECTION 7.5 Not Acting in Individual Capacity...................................
SECTION 7.6 Owner Trustee Not Liable for Residual Interest Certificates
            or Home Loans.......................................................
SECTION 7.7 Owner Trustee May Own Residual Interest Certificates and Notes......

                                  ARTICLE VIII

                 COMPENSATION OF OWNER TRUSTEE AND PAYING AGENT

SECTION 8.1 Fees and Expenses...................................................
SECTION 8.2 Indemnification.....................................................
SECTION 8.3 Payments to the Owner Trustee and Paying Agent......................

                                   ARTICLE IX

                      TERMINATION OF OWNER TRUST AGREEMENT

SECTION 9.1 Termination of Owner Trust Agreement................................

                                    ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 10.1 Eligibility Requirements for Owner Trustee.........................
SECTION 10.2 Resignation or Removal of Owner Trustee............................
SECTION 10.3 Successor Owner Trustee............................................
SECTION 10.4 Merger or Consolidation of Owner Trustee...........................
SECTION 10.5 Appointment of Co-Owner Trustee or Separate Owner Trustee..........

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.1 Supplements and Amendments.........................................
SECTION 11.2 No Legal Title to Owner Trust Estate in Owners.....................
SECTION 11.3 Limitations on Rights of Others....................................
SECTION 11.4 Notices............................................................
SECTION 11.5 Severability.......................................................
SECTION 11.6 Separate Counterparts..............................................
SECTION 11.7 Successors and Assigns.............................................
SECTION 11.8 No Petition........................................................
SECTION 11.9 No Recourse........................................................
SECTION 11.10 Headings..........................................................
SECTION 11.11 Governing Law.....................................................
SECTION 11.12 Residual Interest Transfer Restrictions...........................

EXHIBIT A Form of Residual Interest Certificates
EXHIBIT B Form of Certificate of Trust

     THIS OWNER TRUST AGREEMENT, dated as of June 1, 1998, among PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, a Delaware corporation, as Depositor (the "Depositor"), DITECH FUNDING CORPORATION, a California corporation (the "Company"), BANKERS TRUST (DELAWARE), a Delaware banking corporation, as Owner Trustee (the "Owner Trustee"), and THE BANK OF NEW YORK, a New York banking corporation, as Paying Agent (the "Paying Agent").

                                   WITNESSETH:

     In consideration of the mutual agreements and covenants herein contained, the Depositor, the Company, the Owner Trustee and the Paying Agent hereby agree for the benefit of each of them and the holders of the Residual Interest Certificates as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

     "Accrual Period" shall mean with respect to the Class A Residual Interest Certificates and any Payment Date, the calendar month preceding the month in which the related Payment Date occurs (or in the case of the first Payment Date, June 30,1998).

     "Administration Agreement" shall mean the Administration Agreement, dated as of June 1, 1998 among the Issuer, the Company, and The Bank of New York, as Administrator.

     "Administrator" shall mean The Bank of New York, or any successor in interest thereto, in its capacity as Administrator under the Administration Agreement.

     "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

     "Basic  Documents"  shall mean this  Agreement,  the  Certificate  of Owner
Trust, the Certificate of Grantor Trust, the Grantor Trust Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Custodial Agreement, the Note Depository Agreement and the other documents and certificates delivered in connection herewith or therewith.

     "Benefit  Plan  Investor"  shall have the meaning  assigned to such term in
Section 3.10(b).

     "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as the same may be amended from time to time.

     "Certificate Distribution Account" shall have the meaning assigned to such term in Section 5.1.

     "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit C to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

     "Certificateholder" or "Holder" shall mean a Person in whose name a Trust Certificate is registered.

     "Class" shall mean either the Class A Residual Interest Certificates or the Class B Residual Interest Certificates.

     "Class A Residual Interest Calculation Amount" shall mean with respect to the Class A Residual Interest Certificates and as of any date of determination, the Original Class A Residual Interest Calculation Amount reduced by all amounts previously distributed as a reduction of the Class A Residual Interest Calculation Amount on all previous Payment Dates and increased by all amounts required to be distributed in respect of the Monthly Interest Distribution Amount on previous Payment Dates and not so distributed.

     "Class  A  Residual   Interest   Certificate"   shall  mean  a  certificate
substantially in the form attached as Exhibit A-1 hereto and evidencing a senior interest in the Residual Interest.

     "Class A Residual Interest Rate" shall mean a rate per annum equal to 10.00%.

     "Class A Residual Interestholder" shall mean any Holder of a Percentage Interest of the Class A Residual Interest Certificates.

     "Class  B  Residual   Interest   Certificate"   shall  mean  a  certificate
substantially in the form attached as Exhibit A-2 hereto and evidencing a subordinate interest in the Residual Interest.

     "Class B Residual Interestholder" shall mean any Holder of a Percentage Interest of the Class B Residual Interest Certificates.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

     "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 1011 Centre Road, Suite 200, Wilmington, DE 19805-1266, Attention: DiTech Home Loan Owner Trust 1998-1; with a copy to Bankers Trust Company, 3 Park Plaza, 16th floor Irvine, CA 92614, Attention: DiTech Home Loan Owner Trust 1998-1 or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Owners and the Company, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Owners and the Company).

     "Definitive Certificate" means a certificated form of security that represents a Residual Interest Certificate.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Expenses" shall have the meaning assigned to such term in Section 8.2.

     "Indenture" shall mean the Indenture, dated as of June 1, 1998, by and between the Issuer and the Indenture Trustee.

     "Indenture Trustee" means The Bank of New York, as Indenture Trustee under the Indenture.

     "Issuer" shall mean DiTech Home Loan Owner Trust 1998-1, the Delaware business trust created pursuant to this Agreement.

     "Majority Residual Interestholders" shall mean the Holders of more than an aggregate 50% Percentage Interest of the Class B Residual Interest Certificates.

     "Monthly Interest Distribution Amount" shall mean with respect to each Payment Date and the Class A Residual Interest Certificates, the interest accrued during the related Accrual Period at the Class A Residual Interest Rate on the Class A Residual Interest Calculation Amount immediately preceding such Payment Date (or, in the case of the first Payment Date, on the Original Class A Residual Interest Calculation Amount) after giving effect to all distributions in reduction of the Class A Residual Interest Calculation Amount to the holders of the Class A Residual Interest Certificates on or prior to such preceding Payment Date and all increases to the Class A Residual Interest Calculation Amount as a result of shortfalls in the Monthly Interest Distribution Amount on or prior to such preceding Payment Date.

     "Original  Class  A  Residual  Interest   Calculation  Amount"  shall  mean
$8,500,000.

     "Owner" shall mean each holder of a Residual Interest Certificate.

     "Owner  Trust  Estate"  shall mean the  contribution  of $1  referred to in
Section 2.5 and the Collateral (as defined in the Indenture).

     "Owner Trustee" shall mean Bankers Trust (Delaware), a Delaware banking corporation and its successors and assigns, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.

     "Paying Agent" shall mean the Indenture Trustee or any successor in interest thereto or any other paying agent or co-paying agent appointed pursuant to Section 3.9 hereunder and authorized by the Issuer to make payments to and distributions from the Certificate Distribution Account.

     "Percentage Interest" shall mean with respect to each Residual Interest Certificate, the percentage portion of the Class A Residual Interest Certificate or the Class B Residual Interest Certificate, as the case may be, evidenced thereby as stated on the face of such Residual Interest Certificate.

     "Prospective Owner" shall have the meaning set forth in Section 3.10(a).

     "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Depositor, the Servicer, the Owner Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

     "Record Date" shall mean as to each Payment Date the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

     "Residual Interest" shall mean the right to receive distributions of Excess Spread, if any, and certain other funds, if any, on each Payment Date, pursuant to Section 5.2 of this Agreement, Sections 5.01(d), 5.01(e) and 5.02(b) of the Sale and Servicing Agreement and Section 5.04(b) of the Indenture.

     "Residual Interest Certificates" shall mean any of the Class A Residual Interest Certificates or Class B Residual Interest Certificates.

     "Residual Interestholder" shall mean any Holder of a Class A Residual Interest Certificate or Class B Residual Interest Certificate.

     "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement dated as of the date hereof, among the Owner Trust as Issuer, PaineWebber
Mortgage Acceptance Corporation IV, as Depositor, The Bank of New York, as Indenture Trustee, Grantor Trustee and Paying Agent, and the Company, as Transferor and Servicer, as the same may be amended from time to time.

     "Secretary of State" shall mean the Secretary of State of the State of Delaware.

     "Trust" shall mean the trust established by this Agreement.

     "U.S. Person" shall mean a citizen or resident of the United States, a corporation, partnership (except as provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such U.S. Persons have authority to control all substantial decisions of the trust (or, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to be treated as U.S. Persons).

     SECTION 1.2 Other Definitional Provisions.

     (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                                  ORGANIZATION

     SECTION 2.1 Name. The Trust created hereby shall be known as "DiTech Home Loan Owner Trust 1998-1", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     SECTION 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Owners and the Company.

     SECTION 2.3 Purposes and Powers. (a) The purpose of the Trust is to engage in the following activities:

          (i) to issue the Notes pursuant to the Indenture and to sell such Notes;

          (ii) with the proceeds of the sale of the Notes, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor and the Company, as their interests may appear pursuant to the Sale and Servicing Agreement;

          (iii) to purchase, hold, assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Owners pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

          (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

          (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

          (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Owners and the Noteholders; and

          (vii) to issue the Residual Interest Certificates pursuant to this Agreement.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

     SECTION 2.4 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     SECTION 2.5 Initial Capital Contribution of Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor or the Company shall pay reasonable organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     SECTION 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for federal, state and local income and franchise tax purposes (i) so long as there is a sole Owner, the Trust shall be treated as a security arrangement, with the assets of the Trust being the Grantor Trust Certificate and the other assets held by the Trust, the owner of the Grantor Trust Certificate being the sole Owner and the Notes being non-recourse debt of the sole Owner, and (ii) if there are separate Owners of all or part of the Class A Residual Interest Certificates or the Class B Residual Interest Certificates, the Trust shall be treated as a partnership, with the assets of the partnership being the Grantor Trust Certificate and other assets held by the Trust, the partners of the partnership being the holders of the Class A Residual Interest Certificates and Class B
Residual Interest Certificates and the Notes being non-recourse debt of the partnership. The Trust shall not elect to be treated as an association under Treasury Regulations Section 301.7701-3(a) for federal income tax purposes. The parties agree that, unless otherwise required by appropriate tax authorities, when there is a sole Owner, such sole Owner will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as provided in the second preceding sentence for such tax purposes, and when there are two or more Owners, returns, reports and other forms shall be prepared and filed in accordance with Section 5.5 hereof.. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

     SECTION 2.7 Title to Trust Property.

     (a) Subject to the Indenture, legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee and/or a separate trustee, as the case may be.

     (b) The Owners shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Owners shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

     SECTION 2.8 Situs of Trust. The Trust will be located and administered in the State of Delaware and State of California. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York, except with respect to accounts maintained by the Indenture Trustee on behalf of the Owner Trustee. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York, except with respect to payments made by the Indenture Trustee on behalf of the Owner Trustee. The only offices of the Trust will be at the Corporate Trust Office in Delaware.

     SECTION 2.9 Representations and Warranties of the Depositor and the Company; Covenant of the Company.

     (a) The Depositor hereby represents and warrants to the Owner Trustee that:

          (i) The Depositor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted. The Depositor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Depositor; this Agreement evidences the valid, binding and enforceable obligation of the Depositor; and all requisite action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

          (ii) The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the Articles of Incorporation or Bylaws of the Depositor, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Depositor, or its property is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its respective property is subject;

          (iii) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder.

     (b) The Company hereby represents and warrants to the Owner Trustee that:

          (i) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (ii) The Company is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

          (iii) The Company has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Company by all necessary corporate action.

          (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.

          (v) There are no proceedings or investigations pending or, to the Company's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement.

     (c)  The  Company   covenants  with  the  Owner  Trustee  that  during  the
continuance of this Agreement it will comply in all respects with the provisions of its Articles of Incorporation in effect from time to time.

                                   ARTICLE III

            RESIDUAL INTEREST CERTIFICATES AND TRANSFER OF INTERESTS

     SECTION 3.1 Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Residual Interest Certificates, the Depositor shall be the sole Owner of the Trust.

     SECTION 3.2 The Residual Interest Certificates. The Residual Interest Certificates shall not be issued with a principal amount, except that the Class A Residual Interest Certificates will have a Class A Residual Interest Calculation Amount on which interest will accrue and as to which distributions will be made in reduction thereof. The Residual Interest Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee. Residual Interest Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the execution and authentication and delivery of such Residual Interest Certificates or did not hold such offices at the date of execution and authentication and delivery of such Residual Interest Certificates.

     A transferee of a Residual Interest Certificate shall become an Owner, and shall be entitled to the rights and subject to the obligations of an Owner hereunder and under the Sale and Servicing Agreement, upon such transferee's acceptance of a Residual Interest Certificate duly registered in such transferee's name pursuant to Section 3.4.

     SECTION 3.3 Execution, Authentication and Delivery of Residual Interest Certificates. Concurrently with the initial sale of the Grantor Trust Certificate to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee on behalf of the Trust shall cause the Residual Interest Certificates representing 100% of the Percentage Interests of the Class A Residual Interest Certificates and Class B Residual Interest Certificates to be executed, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. No Residual Interest Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Residual Interest Certificate a certificate of authentication substantially in the form set forth in Exhibit A-1 and Exhibit A-2, with respect to the Class A Residual Interest Certificates and Class B Residual Interest Certificates, respectively, executed by the Owner Trustee or the Administrator, as the Owner Trustee's authenticating agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Residual Interest Certificate shall have been duly authenticated and delivered hereunder. All Residual Interest Certificates shall be dated the date of their authentication.

     SECTION 3.4 Registration of Transfer and Exchange of Residual Interest Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Residual Interest Certificates and of transfers and exchanges of Residual Interest Certificates as herein provided. The Administrator shall be the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Residual Interest Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Administrator as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Residual Interest Certificates in authorized denominations of a like Class and aggregate Percentage Interest dated the date of authentication by the Owner Trustee or any authenticating agent, provided that prior to such execution, authentication and delivery, the Owner Trustee, the Administrator and the Certificate Registrar shall have received an Opinion of Counsel to the effect that the proposed transfer will not cause the Trust to be characterized as an association (or a publicly traded partnership) taxable as a corporation or alter the tax characterization of the Notes for federal income tax or California state law purposes, and provided further, that the first transfer shall be subject to
Section 5.5. At the option of an Owner, Residual Interest Certificates may be exchanged for other Residual Interest Certificates of authorized denominations of a like Class and aggregate Percentage Interest upon surrender of the Residual Interest Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.

     Every Residual Interest Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Owner or his attorney duly authorized in writing. In addition, each Residual Interest Certificate presented or surrendered for registration of transfer and exchange must be accompanied by a letter from the Prospective Owner certifying as to the representations set forth in Sections 3.10(a) and (b). Each Residual Interest Certificate surrendered for registration of transfer or exchange shall be in substantially the form attached hereto as Exhibit A-1 and Exhibit A-2, with respect to the Class A Residual Interest Certificates and the Class B Residual Interest Certificates, respectively, and shall be canceled and disposed of by the Owner Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Residual Interest Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Residual Interest Certificates.

     The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfers or exchanges of Residual Interest Certificates for a period of 15 days preceding the due date for any payment with respect to the Residual Interest Certificates.

     SECTION 3.5 Mutilated, Destroyed, Lost or Stolen Residual Interest Certificates. If (a) any mutilated Residual Interest Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Residual Interest Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Residual Interest Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Administrator as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Residual Interest Certificate, a new Residual Interest Certificate of like Class and aggregate Percentage Interest. In connection with the issuance of any new Residual Interest Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Residual Interest Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Residual Interest Certificate shall be found at any time.

     SECTION 3.6 Persons Deemed Owners. Prior to due presentation of a Residual Interest Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Residual Interest Certificate shall be registered in the Certificate Register as the owner of such Residual Interest Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

     SECTION 3.7 Access to List of Owners' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Servicer, the Indenture Trustee and the Depositor, within 15 days after receipt by the Certificate Registrar of a request therefor from the Servicer, the Depositor or the
Indenture Trustee in writing, a list, in such form as the Servicer, the Depositor or the Indenture Trustee may reasonably require, of the names and addresses of the Owners as of the most recent Record Date. If a Certificateholder applies in writing to the Certificate Registrar, and such application states that the applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Residual Interest Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Owner, by receiving and holding a Residual Interest Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Company, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION 3.8 Maintenance of Office or Agency. The Owner Trustee shall maintain an office or offices or agency or agencies where Residual Interest Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Residual Interest Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Administrator's office in New York City as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Company and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     SECTION 3.9 Appointment of Paying Agent. The Owner Trustee hereby appoints The Bank of New York as Paying Agent under this Agreement and to establish and maintain the Certificate Distribution Account. The Paying Agent shall make distributions to Residual Interestholders from the Certificate Distribution Account pursuant to Section 5.2 hereof and Section 5.02 of the Sale and Servicing Agreement and shall report the amounts of such distributions to the Owner Trustee. The Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. In the event that The Bank of New York shall no longer be the Paying Agent hereunder, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Owners in trust for the benefit of the Residual Interestholders entitled thereto until such sums shall be paid to such Owners. The Paying Agent shall return all unclaimed funds to the Owner Trustee, and upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3, 7.4 and 8.1 shall apply to The Bank of New York also in its role as Paying Agent, for so long as The Bank of New York shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Notwithstanding anything herein to the contrary, the Paying Agent shall be the same entity as the Indenture Trustee under the Indenture and the Sale and Servicing Agreement. If the Paying Agent ceases to be the same entity as the Indenture Trustee under the Indenture and the Sale and Servicing Agreement, the Paying Agent shall resign and the Owner Trustee shall assume the duties and obligations of the Paying Agent hereunder and under the Sale and Servicing Agreement.

     SECTION 3.10 Restrictions on Transfer of Residual Interest Certificates.

     (a) Each prospective purchaser and any subsequent transferee of a Residual Interest Certificate (each, a "Prospective Owner"), other than the Company, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

          (i) Such Person is (A) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is aware that the seller of the Residual Interest Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Residual Interest Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) an institutional "accredited investor" within the meaning of subparagraph
     (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act (an "Institutional Accredited Investor") that is acquiring the Offered Notes for its own account, or for the account of such an Institutional Accredited Investor, for investment purposes and not with a view to, or for offer or sale in connection with any distribution in violation of the Security Act.

          (ii) Such Person understands that the Residual Interest Certificate have not been and will not be registered under the Securities Act and may be offered, sold or otherwise transferred only to a person whom the seller reasonably believes is (A) a qualified institutional buyer or (B) an Institutional Accredited Investor, and in accordance with any applicable securities laws of any state of the United States.

          (iii) Such Person understands that the Residual Interest Certificates bear a legend to the following effect:

                  "THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INTEREST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS RESIDUAL INTEREST CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR
                  (II) AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE ACT (INCLUDING, BUT NOT LIMITED TO, DITECH FUNDING CORPORATION) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS."

          (iv) Such Person shall comply with the provisions of Section 3.10(b), as applicable, relating to the ERISA restrictions with respect to the acceptance or acquisition of such Residual Interest Certificate.

     (b) Each Prospective Owner, other than the Company, shall either:

          (i) represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that the Prospective Owner is not (A) an "employee benefit plan" within the meaning of Section 3(3) of ERISA, or (B) a "plan" within the meaning of Section
     4975(e)(1) of the Code or (C) an entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan Investor") and is not directly or indirectly purchasing such Residual Interest Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Benefit Plan Investor; or

          (ii) furnish to the Owner Trustee and the Certificate Registrar and any of their respective successors an opinion of counsel acceptable to such persons that (A) the proposed transfer of the Residual Interest Certificate to such Prospective Owner will not cause any assets of the Trust to be deemed "plan assets" within the meaning of United States Department of Labor Regulation Section 2510.3-101, or (B) the proposed transfer of the Residual Interest Certificate will not give rise to a transaction described in Section 406 of ERISA or Section 4975(c)(1) of the Code for which a statutory or administrative exemption is unavailable.

     (c) The Residual Interest Certificates shall bear an additional legend referring to the foregoing restrictions contained in paragraph (b) above.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

     SECTION 4.1 Prior Notice to Owners with Respect to Certain Matters; Covenants. (a) With respect to the following matters, the Owner Trustee shall not take action, and the Owners shall not direct the Owner Trustee to take any action, unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Owners in writing of the proposed action and the Owners shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Owners have withheld consent or the Owners have provided alternative direction:

          (i) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Home Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Home Loans);

          (ii) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

          (iii) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is required;

          (iv) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Owners;

          (v) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

          (vi) the consent to the calling or waiver of any default of any Basic Document;

          (vii) the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Basic Document;

          (viii) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

          (ix) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

          (x) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement;

          (xi) do any act that conflicts with any other Basic Document;

          (xii) do any act which would make it impossible to carry on the ordinary business of the Trust;

          (xiii) confess a judgment against the Trust;

          (xiv) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

          (xv) cause the Trust to lend any funds to any entity; or

          (xvi) change the Trust's purpose and powers from those set forth in this Owner Trust Agreement.

     (b) The Trust agrees to abide by the following restrictions:

          (i) Other than as contemplated by the Basic Documents and related documentation, the Trust shall not incur any indebtedness.

          (ii) Other than as contemplated by the Basic Documents and related documentation, the Trust shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets.

          (iii) The Trust shall not engage in any business activity in which it is not currently engaged other as contemplated by the Basic Documents and related documentation.

          (iv) The Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by the Basic Documents and related documentation.

          (v) Other than as contemplated by the Basic Documents and related documentation, the Trust shall not follow the directions or instructions of the Company.

     (c) The Trust shall:

          (i) Maintain books and records separate from any other person or entity.

          (ii) Maintain its bank accounts separate from any other person or entity.

          (iii) Not commingle its assets with those of any other person or entity.

          (iv) Conduct its own business in its own name.

          (v) Other than as contemplated by the Basic Documents and related documentation, pay its own liabilities and expenses only out of its own funds.

          (vi)  Observe  all  formalities  required  under  the  Business  Trust
     Statute.

          (vii) Enter into transactions with Affiliates or the Company only if each such transaction is intrinsically fair, commercially reasonable, and on the same terms as would be available in an arm's length transaction with a person or entity that is not an Affiliate.

          (viii) Not guarantee or become obligated for the debts of any other entity or person.

          (ix) Not hold out its credit as being available to satisfy the obligation of any other person or entity.

          (x) Not acquire the obligations or securities of its Affiliates or the Company.

          (xi) Other than as contemplated by the Basic Documents and related documentation, not make loans to any other person or entity or buy or hold evidence of indebtedness issued by any other person or entity.

          (xii) Other than as contemplated by the Basic Documents and related documentation, not pledge its assets for the benefit of any other person or entity.

          (xiii) Hold itself out as a separate entity from the Company and not conduct any business in the name of the Company.

          (xiv) Correct any known misunderstanding regarding its separate identity.

          (xv) Not identify itself as a division of any other person or entity.

     So long as the Notes or any other amounts owed under the Indenture remain outstanding, the Trust shall not amend this Section 4.1 without the prior written consent of 100% of the Voting Interests of the Notes and the consent of each Rating Agency, in addition to the requirements under Section 11.1.

     (d) The Owner Trustee shall not have the power, except upon the unanimous direction of the Owners and, subject to Section 11.16 of the Indenture, 100% of the Noteholders, and to the extent otherwise consistent with the Basic Documents, to (i) remove or replace the Servicer, the Indenture Trustee or the Grantor Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors,
(vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture remains in effect, no
Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or the Company or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust or the Company.

     SECTION 4.2 Action by Owners with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Owners, to
(a) remove the  Administrator  under the  Administration  Agreement  pursuant to
Section 9 thereof, (b) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement, (c) remove the Servicer under the Sale and Servicing Agreement pursuant to Section 10.01 thereof or (d) sell the Grantor Trust Certificate after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Owners.

     SECTION 4.3 Action by Owners with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary Bankruptcy Action relating to the Trust unless the conditions specified in Section 4.1(d) are satisfied.

     SECTION 4.4 Restrictions on Owners' Power. The Owners shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to
Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.

     SECTION 4.5 Majority Control. Except as expressly provided herein, any action that may be taken by the Owners under this Agreement may be taken by the Majority Residual Interestholders. Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Agreement shall be effective if signed by the Majority Residual Interestholders at the time of the delivery of such notice.

                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     SECTION 5.1 Establishment of Trust Account. The Trust shall establish and maintain in the State of New York with The Bank of New York, for the benefit of the Trust, one or more Eligible Accounts which, so long as The Bank of New York holds such Trust Account on behalf of the Trust, shall be entitled "Certificate Distribution Account, The Bank of New York, for the DiTech Home Loan Owner Trust 1998-1". Funds shall be deposited in the Certificate Distribution Account as required by the Sale and Servicing Agreement.

     All of the right, title and interest of the Owner Trustee and the Paying Agent in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Owners and such other persons entitled to distributions therefrom. Except as otherwise expressly provided herein or in the Sale and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee or Paying Agent for the benefit of the Owners and the Servicer.

     In addition to the foregoing, the Certificate Distribution Account is a Trust Account under the Sale and Servicing Agreement and constitutes part of the Owner Trust Estate pledged by the Trust to the Indenture Trustee under the Indenture. The Certificate Distribution Account shall be subject to and established and maintained in accordance with the applicable provisions of the Sale and Servicing Agreement and the Indenture, including, without limitation, the provisions of Section 5.02(b) of the Sale and Servicing Agreement regarding distributions from the Certificate Distribution Account.

     The Company agrees to direct and shall have the sole authority to direct the Owner Trustee or Paying Agent or their successor in interest, as to the Permitted Investments in which the funds on deposit in the Trust Accounts (as such term is defined in the Sale and Servicing Agreement) may be invested.

     SECTION 5.2  Application Of Trust Funds.

     (a) On each Payment Date, the Owner Trustee or Indenture Trustee, on behalf of the Owner Trustee, shall direct the Paying Agent to distribute to the Residual Interestholders all amounts on deposit in the Certificate Distribution Account that are required to be distributed to the Residual Interestholders as provided in Section 5.02(b) of the Sale and Servicing Agreement with respect to such Payment Date, in the following order of priority:

     (i) to the holders of the Class A Residual Interest Certificates, the Monthly Interest Distribution Amount for such Payment Date;

     (ii) to the holders of the Class A Residual Interest Certificates, as a reduction of the Class A Residual Interest Calculation Amount, until the Class A Residual Interest Calculation Amount has been reduced to zero; and

     (iii) to the holders of the Class B Residual Interest Certificates.

     (b) On each Payment Date, the Paying Agent shall send to DTC and each Residual Interestholder the statement provided to the Owner Trustee by the Servicer pursuant to Section 6.01 of the Sale and Servicing Agreement with respect to such Payment Date.

     (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to an Owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section. The Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Paying Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. In the event of any claimed overwithholding, Owners shall have no claim for recovery against the Trust or other Owners. If the amount withheld was not withheld from actual distributions, the Trust may, at its option, (i) require the Owner to reimburse the Trust for such withholding (and each Owner agrees to reimburse the Trust promptly following such request) or (ii) reduce any subsequent distributions by the amount of such withholding. If there is a possibility that a withholding tax is payable with respect to a distribution (such as a distribution to an Owner (or any other beneficial owner of the Owner Trust) that is not a U.S. Person and that has not established an applicable exemption from withholding (such as an effective Form W-8, Form 1001 or Form 4224), the Paying Agent shall in its sole discretion withhold such amounts as it determines are required to be withheld in accordance with this paragraph (c). In the event that an Owner wishes to apply for a refund of any such withholding tax, the Paying Agent shall reasonably cooperate with such owner in making such claim so long as such Owner agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

     SECTION 5.3 Method of Payment. Subject to Section 3.10, distributions required to be made to Owners on any Payment Date shall be made to each Owner of, record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Owner shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date; or, if not, by check mailed to such Owner at the address of such holder appearing in the Certificate Register.

     SECTION 5.4 Segregation of Moneys; No Interest. Subject to Sections 4.1 and 5.2, moneys received by the Trust hereunder and deposited into the Certificate Distribution Account will be segregated except to the extent required otherwise by law or the Sale and Servicing Agreement and shall be invested in Permitted Investments at the direction of the Company. The Owner Trustee shall not be liable for payment of any interest, charges or losses in respect of such moneys.

     SECTION 5.5 Accounting and Reports to the Certificateholder, Owners, the Internal Revenue Service and Others. The Administrator on behalf of the Trust shall deliver to each Owner, as may be required by the Code and applicable Treasury Regulations, or as may be requested by such Owner, such information, reports or statements as may be necessary to enable each Owner to prepare its federal and state income tax returns. Consistent with the Trust's characterization for tax purposes as a security arrangement for the issuance of non-recourse debt so long as the Company or any other Person is the sole Owner, no federal income tax return shall be filed on behalf of the Trust unless either
(i) the Owner Trustee shall receive an Opinion of Counsel, from and at the expense of the Company that, based on a change in applicable law occurring after the date hereof, or as a result of a transfer by the Company permitted by
Section 3.4, the Code requires such a filing or (ii) the Internal Revenue Service shall determine that the Trust is required to file such a return. Prior to the first transfer of record of a Class A Residual Interest Certificate or a Class B Residual Interest Certificate in connection with a sale of such Residual Interest Certificate, the parties hereto shall cause this Agreement to be amended and restated to add provisions relating to the maintenance of capital accounts and the allocation of items of income, gain, deduction and loss in accordance with the interests of the Residual Interestholders in the Trust. In such event, or at any time during which there shall be two or more beneficial owners of the Trust, (x) the Administrator on behalf of the Trust shall prepare or shall cause to be prepared federal and, if applicable, state or local partnership tax returns required to be filed by the Trust and shall remit such returns to the Company (or if the Company no longer owns any Residual Interest Certificates, the Owner designated for such purpose by the Company to the Trust in writing) at least (5) days before such returns are due to be filed, and (y) capital accounts shall be maintained by the Administrator on behalf of the Trust for each Owner (or beneficial owner) in accordance with the Treasury Regulations under Section 704(b) of the Code reflecting each such Owner's (or beneficial owner's) share of the income, gains, deductions, and losses of the Trust and/or guaranteed payments made by the Trust and contributions to, and distributions from, the Trust. The Company (or such designee Owner, as applicable) shall promptly sign such returns and deliver such returns after signature to the Owner Trustee and such returns shall be filed by the Administrator on behalf of the Trust with the appropriate tax authorities. In the event that a "tax matters partner" (within the meaning of Code Section 6231(a)(7) is required to be appointed with respect to the Trust, the Company is hereby designated as tax matters partner or, if the Company is not an Owner, the Owner selected by a majority of the Owners (by Percentage Interest) of the Class B Residual Interest Certificates shall be designated as tax matters partner. In no event shall the Owner Trustee or the Company (or such designee Owner, as applicable) be liable for any liabilities, costs or expenses of the Trust or the Noteholders arising out of the application of any tax law, including federal, state, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith) except for any such liability, cost or expense attributable to any act or omission by the Owner Trustee or the Company (or such designee Owner, as applicable), as the case may be, in breach of its obligations under this Agreement.

     The Company hereby agrees to indemnify and promptly reimburse upon request from time to time (a) the parties hereto for any costs and expenses incurred by them in connection with any amendment and restatement of this Agreement as set forth in this Section and (b) the Administrator for any incremental costs (including, but not limited to, out-of-pocket fees, costs or expenses incurred by the Administrator for outside agents, attorneys or vendors) associated with the preparation of partnership tax returns resulting from the transfer of a Class A Residual Interest Certificate or Class B Residual Interest Certificate as described above.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

     SECTION 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Notes, the Residual Interest Certificates and the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article III, in each case, in such form as the Company shall approve, as evidenced conclusively by the Owner Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Classes of Securities in the following aggregate principal amounts: Class A-1 Notes, $52,265,000; Class A-2 Notes, $57,770,000; Class A-3 Notes, $22,585,000; Class A-4 Notes, $32,387,000;
Class A-5 Notes, $13,380,500; Class M-1 Notes, $27,009,375; Class M-2 Notes, $16,959,375; Class B-1 Notes, $21,356,250; and Class B-2 Notes, $7,537,500. The
Administrator on behalf of the Owner Trustee shall authenticate and deliver the Residual Interest Certificates at the written direction of the Depositor. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust, pursuant to the Basic Documents.

     SECTION 6.2 General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Owners, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator, the Company or the Indenture Trustee has agreed in the Administration Agreement or this Agreement, respectively, to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator or the Indenture Trustee to carry out its obligations under the Administration Agreement or this Agreement, respectively.

     SECTION 6.3 Action upon Instruction.

     (a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Owners may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at any time by written instruction of the Owners pursuant to Article IV.

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction from the Owners as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owners received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

     (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

     SECTION 6.4 No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any tax or Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

     SECTION 6.5 No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to
Section 6.3.

     SECTION 6.6 Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or
(b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                   ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

     SECTION 7.1 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Basic Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section
7.3 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

     (a) the Owner Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee;

     (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator, the Indenture Trustee, the Company, the Transferor, the Servicer or the Owners pursuant to the terms of the Basic Documents;

     (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

     (d)  under  no  circumstances   shall  the  Owner  Trustee  be  liable  for
indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

     (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or the Company or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Residual Interest Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Owner, other than as expressly provided for herein and in the Basic Documents;

     (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Depositor, the Company, the Indenture Trustee, the Grantor Trustee, the Paying Agent, the Certificate Registrar or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust or the Owner Trustee under this Agreement or the Basic Documents that are required to be performed by the Paying Agent, the Certificate Registrar, the Company or the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Grantor Trustee under the Grantor Trust Agreement or the Servicer under the Sale and Servicing Agreement; and

     (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

     SECTION 7.2 Furnishing of Documents. The Owner Trustee shall furnish (a) to the Owners promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents and (b) to Noteholders promptly upon written request therefor, copies of the Sale and Servicing Agreement, the Administration Agreement and the Owner Trust Agreement.

     SECTION 7.3  Representations and Warranties.

     (a) The Owner Trustee hereby represents and warrants to the Depositor and the Company, for the benefit of the Owners, that:

          (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any material indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     (b) The Paying Agent hereby represents and warrants to the Depositor and the Company that:

          (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of New York. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or New York law, governmental rule or regulation governing the banking or trust powers of the Paying Agent or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     SECTION 7.4 Reliance; Advice of Counsel.

     (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic
Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Basic Document.

     SECTION 7.5 Not Acting in Individual  Capacity.  Except as provided in this
Article VII, in accepting the trusts hereby created Bankers Trust (Delaware) acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     SECTION 7.6 Owner Trustee Not Liable for Residual Interest Certificates or Home Loans. The recitals contained herein and in the Residual Interest Certificates (other than the signature and countersignature of the Owner Trustee on the Residual Interest Certificates) shall be taken as the statements of the Depositor and the Company, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Residual Interest Certificates (other than the signature and countersignature of the Owner Trustee on the Residual Interest Certificates and as specified in
Section 7.3) or the Notes, or of any Home Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of the Grantor Trust Certificate, any Home Loan, or the perfection and priority of any security interest created by any Home Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Owners under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Home Loan on any computer or other record thereof, the validity of the assignment of the Grantor Trust Certificate to the Trust or of any intervening assignment; the completeness of any Home Loan; the performance or enforcement of any Home Loan; the compliance by the Depositor, the Company or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

     SECTION 7.7 Owner Trustee May Own Residual Interest Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Residual Interest Certificates or Notes and may deal with the Depositor, the Company, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                  ARTICLE VIII

                 COMPENSATION OF OWNER TRUSTEE AND PAYING AGENT

     SECTION 8.1 Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Company and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Company for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. The Paying Agent shall receive as compensation for its services hereunder such fees, if any, as have been separately agreed upon in writing before the date hereof between the Company and the Paying Agent.

     SECTION 8.2 Indemnification. The Company shall be liable as primary obligor, and the Servicer as secondary obligor pursuant to the Administration Agreement, for, and shall indemnify the Owner Trustee, the Paying Agent and their predecessors, successors, assigns, employees, directors, officers, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee or the Paying Agent hereunder, except only that the Company shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the provisions of the third sentence of Section 7.1 of this Agreement, provided that a standard of gross negligence shall apply to the Owner Trustee. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the Paying Agent or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's or Paying Agent's choice of legal counsel shall be subject to the approval of the Company, which approval shall not be unreasonably withheld.

     SECTION 8.3 Payments to the Owner Trustee and Paying Agent. Any amounts paid to the Owner Trustee and/or Paying Agent pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                   ARTICLE IX

                      TERMINATION OF OWNER TRUST AGREEMENT

     SECTION 9.1 Termination of Owner Trust Agreement.

     (a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect on the earlier of: (i) the satisfaction and discharge of the Indenture pursuant to Section 4.01 of the Indenture and the termination of the Sale and Servicing Agreement; and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James's) alive on the date hereof. The bankruptcy, liquidation, dissolution, death or incapacity of any Owner shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) The Residual Interest Certificates shall be subject to an early redemption or termination at the option of the Company in the manner and subject to the provisions of Section 11.02 of the Sale and Servicing Agreement.

     (c) Except as provided in Sections 9.1(a) and (b) above, none of the Depositor, the Company nor any Owner shall be entitled to revoke or terminate the Trust.

     (d) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Residual Interest Certificates to the Paying Agent for payment of the final distributions and cancellation, shall be given by the Owner Trustee to the Certificateholders and the Rating Agencies mailed within five Business Days of receipt by the Owner Trustee of notice of such termination pursuant to Section 9.1(a) or (b) above, which notice given by the Owner Trustee shall state (i) the Payment Date upon or with respect to which final payment of the Residual Interest Certificates shall be made upon presentation and surrender of the Residual Interest Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Residual Interest Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Residual Interest Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.02 of the Sale and Servicing Agreement.

     In the event that all of the Certificateholders shall not surrender their Residual Interest Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their
Residual Interest Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Residual Interest Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Residual Interest Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Paying Agent to the Residual Interestholders on a pro rata basis and the Owner Trustee shall not be liable for payment of such funds.

     (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
Section 3810 of the Business Trust Statute.

                                    ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

     SECTION 10.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate powers having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent which has) a long-term rating of at least "A" by Fitch, Standard & Poor's and DCR. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

     SECTION 10.2 Resignation or Removal of Owner Trustee . The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator, the Indenture Trustee and the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Company, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Owner Trustee. If the Company shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

     SECTION 10.3 Successor Owner Trustee . Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

     No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee to all Owners, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

     SECTION 10.4 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

     SECTION 10.5 Appointment of Co-Owner Trustee or Separate Owner Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Residual Interest Certificates under the Sale and Servicing Agreement, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-owner trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 25 days after the receipt by it of a request so to do, the Owner Trustee shall have the power to make such appointment. No co-owner trustee or separate owner trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate owner trustee shall be required pursuant to Section 10.1.

     Each separate owner trustee and co-owner trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate owner trustee or co-owner trustee jointly (it being understood that such separate owner trustee or co-owner trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate owner trustee or co-owner trustee, but solely at the direction of the Owner Trustee; provided that Paying Agent, in performing its duties and obligations under the Sale and Servicing Agreement, may act separately in its capacity as Indenture Trustee without the Owner Trustee joining in such Acts;

          (ii) no owner trustee under this Agreement shall be personally liable by reason of any act or omission of any other owner trustee under this Agreement; and

          (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate owner trustee or co-owner trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate owner trustees and co-owner trustees, as if given to each of them. Every instrument appointing any separate owner trustee or co-owner trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate owner trustee and co-owner trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

     Any separate owner trustee or co-owner trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate owner trustee or co-owner trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     The Indenture Trustee, in its capacity as Paying Agent, shall not have any rights, duties or obligations except as expressly provided in this Agreement and the Sale and Servicing Agreement.

                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.1 Supplements and Amendments. This Agreement may be amended by the Depositor, the Company and the Owner Trustee, with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Owners or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Owners provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder or Owner. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Owner if (i) an Opinion of Counsel is obtained to such effect, and (ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment. The Owner Trustee shall not be responsible for obtaining an Opinion of Counsel.

     This Agreement may also be amended from time to time by the Depositor, the Company and the Owner Trustee, with the prior written consent of the Rating Agencies and with the prior written consent of the Indenture Trustee, the Holders (as defined in the Indenture) of Notes evidencing more than 50% of the Outstanding Amount of the Notes and the Majority Residual Interestholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Owners; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Grantor Trust Certificate or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes or the Percentage Interests required to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes, and in the case of clause
(b) without the consent of the holders of all the outstanding Residual Interest Certificates.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Grantor Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Owners, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Owners provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel provided by the Person requesting the amendment (and in no event the Owner Trustee) stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 11.2 No Legal Title to Owner Trust Estate in Owners. The Owners shall not have legal title to any part of the Owner Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Owners to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     SECTION 11.3 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Company, the Owners, the Paying Agent, the Administrator and, to the extent expressly provided herein, the Indenture Trustee, the Grantor Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 11.4 Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing, mailed by United States certified mail, postage prepaid, and shall be deemed given upon actual receipt by the intended recipient, at the following addresses: (i) if to the Owner Trustee, its Corporate Trust Office; (ii) if to the Depositor, PaineWebber Mortgage Acceptance Corporation IV, 1285 Avenue of the Americas, New York, New York 10019, Attention: John Fearey, Esq., General Counsel; (iii) if to the Company, DiTech Funding Corporation: 1920 Main Street, Suite 400, Irvine, California 92614, Attention: J. Paul Reddam; (iv) if to the Indenture Trustee, The Bank of New York: 101 Barclay Street, 12th floor east, New York, New York 10007, Attention: Corporate Trust - MBS Administration; or, as to each such party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to an Owner shall be given by first-class mail, postage prepaid, at the address of such Owner as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Owner receives such notice.

     SECTION 11.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 11.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Company, the Owner Trustee, the Paying Agent and its successors and each owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

     SECTION 11.8 No Petition. The Owner Trustee and the Paying Agent, by entering into this Agreement, each Owner, by accepting a Residual Interest Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Company, the Depositor or the Trust, or join in any institution against the Company or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law in connection with any obligations relating to the Residual Interest Certificates, the Notes, this Agreement or any of the Basic Documents.

     SECTION 11.9 No Recourse. Each Owner by accepting a Residual Interest Certificate acknowledges that such Residual Interest Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Servicer, the Company, the Depositor, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Residual Interest Certificates or the Basic Documents.

     SECTION 11.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 11.11 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.12 Residual Interest Transfer Restrictions. The Residual Interest may not be acquired by or for the account of a Benefit Plan Investor. By accepting and holding a Residual Interest Certificate, the Owner thereof shall be deemed to have represented and warranted that it is not a Benefit Plan Investor.

     IN WITNESS OF, the parties hereto have caused this Owner Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                           PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, Depositor


                           By:  -------------------------------------
                                Name: Barbara J. Dawson
                                Title: Senior Vice President


                           DITECH FUNDING CORPORATION


                           By:  -------------------------------------
                                Name:
                                Title:


                           BANKERS TRUST (DELAWARE), not in its individual capacity but solely as Owner Trustee


                           By:  -------------------------------------
                                Name:
                                Title:


                           THE BANK OF NEW YORK, not in its individual capacity but solely as Paying Agent


                           By: -------------------------------------
                                Name:
                                Title:

                                   EXHIBIT A
                     Form of Residual Interest Certificates

                  FORM OF CLASS A RESIDUAL INTEREST CERTIFICATE

THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INTEREST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS RESIDUAL INTEREST CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE ACT (INCLUDING, BUT NOT LIMITED TO, DITECH FUNDING CORPORATION) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS.

EXCEPT AS PROVIDED IN SECTION 3.10(B) OF THE OWNER TRUST AGREEMENT, NO TRANSFER OF THIS RESIDUAL INTEREST CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT (A) AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, (B) A "PLAN" WITHIN THE MEANING OF SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (EACH, A "BENEFIT PLAN INVESTOR"), AND (II) IS NOT DIRECTLY OR INDIRECTLY PURCHASING SUCH RESIDUAL INTEREST CERTIFICATE ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH THE ASSETS OF A BENEFIT PLAN INVESTOR.

                       DITECH HOME LOAN OWNER TRUST 1998-1

                      CLASS A RESIDUAL INTEREST CERTIFICATE

No. A-

Class A Residual Interest
   Calculation Amount:              $--------------

Class A Residual Interest Rate:     ------%


     THIS  CERTIFIES THAT  -------------------------------  (the "Owner") is the
registered owner of a -----% interest of the Class A Residual Interest Certificate representing a senior residual interest in DiTech Home Loan Owner Trust 1998-1 (the "Trust") existing under the laws of the State of Delaware and created pursuant to the Owner Trust Agreement dated as of June 1, 1998 (the "Owner Trust Agreement") between PaineWebber Mortgage Acceptance Corporation IV, as Depositor, DiTech Funding Corporation, as the Company, Bankers Trust (Delaware), not in its individual capacity but solely in its fiduciary capacity as owner trustee under the Owner Trust Agreement (the "Owner Trustee"), and The Bank of New York, as Paying Agent (the "Paying Agent"). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Owner Trust Agreement. The Owner Trustee, on behalf of the Issuer and not in its individual capacity, has executed this Residual Interest Certificate by one of its duly authorized signatories as set forth below. This Residual Interest Certificate is one of the Class A Residual Interest Certificates referred to in the Owner Trust Agreement and is issued under and is subject to the terms, provisions and conditions of the Owner Trust Agreement to which the holder of this Residual Interest Certificate by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Owner Trust Agreement and the Sale and Servicing Agreement for the rights of the holder of this Residual Interest Certificate, as well as for the terms and conditions of the Owner Trust created by the Owner Trust Agreement.

     Pursuant to the terms of the Owner Trust Agreement, the Paying Agent shall distribute to the Person in whose name this Residual Interest Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Residual Interest Certificate) of that portion of the aggregate amount of interest and distributions in reduction of the Class A Residual Interest Calculation Amount then distributable, if any, allocable to the Class A Residual Interest Certificates for such Payment Date, all as more fully described in the Owner Trust Agreement.

     Interest on this Residual Interest Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Accrual Period relating to such Payment Date at the Class A Residual Interest Rate on the Class A Residual Interest Calculation Amount of this Residual Interest Certificate immediately prior to each Payment Date.

     The holder, by its acceptance hereof, agrees not to transfer this Residual Interest Certificate except in accordance with terms and provisions of the Owner Trust Agreement.

     THIS RESIDUAL INTEREST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Residual Interest Certificate to be duly executed.

                            DITECH HOME LOAN OWNER TRUST 1998-1

                            By:   Bankers Trust (Delaware), not in its
                                  individual capacity but solely as Owner
                                  Trustee under the Owner Trust Agreement


                            By:   -------------------------------------
                                  Authorized Signatory


DATED:   June _, 1998


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Owner Trust Agreement.

                                          ----------------------------------
                                          as Authenticating Agent


                                          By:----------------------------------
                                               Authorized Signatory


DATED:   June _, 1998

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



------------------------------------------------------------------------------
 (Please print or type name and address, including postal zip code, of assignee)

------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing -------------------------------- Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated: --------------------

                                    ------------------------------------
                                           Signature Guaranteed:


                                    ------------------------------------

                  FORM OF CLASS B RESIDUAL INTEREST CERTIFICATE

THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INTEREST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS RESIDUAL INTEREST CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE ACT (INCLUDING, BUT NOT LIMITED TO, DITECH FUNDING CORPORATION) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS.

EXCEPT AS PROVIDED IN SECTION 3.10(B) OF THE OWNER TRUST AGREEMENT, NO TRANSFER OF THIS RESIDUAL INTEREST CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT (A) AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, (B) A "PLAN" WITHIN THE MEANING OF SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (EACH, A "BENEFIT PLAN INVESTOR"), AND (II) IS NOT DIRECTLY OR INDIRECTLY PURCHASING SUCH RESIDUAL INTEREST CERTIFICATE ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH THE ASSETS OF A BENEFIT PLAN INVESTOR.

                       DITECH HOME LOAN OWNER TRUST 1998-1

                      CLASS B RESIDUAL INTEREST CERTIFICATE

No. B-

     THIS  CERTIFIES THAT  -------------------------------  (the "Owner") is the
registered owner of a -----% interest of the Class B Residual Interest Certificate representing a subordinate residual interest in DiTech Home Loan Owner Trust 1998-1 (the "Trust") existing under the laws of the State of Delaware and created pursuant to the Owner Trust Agreement dated as of June 1, 1998 (the "Owner Trust Agreement"), between PaineWebber Mortgage Acceptance Corporation IV, as Depositor, DiTech Funding Corporation, as the Company, Bankers Trust (Delaware), not in its individual capacity but solely in its fiduciary capacity as owner trustee under the Owner Trust Agreement (the "Owner Trustee") and The Bank of New York, as Paying Agent (the "Paying Agent").
Initially capitalized terms used but not defined herein have the meanings assigned to them in the Owner Trust Agreement. The Owner Trustee, on behalf of the Issuer and not in its individual capacity, has executed this Residual Interest Certificate by one of its duly authorized signatories as set forth below. This Residual Interest Certificate is one of the Class B Residual Interest Certificates referred to in the Owner Trust Agreement and is issued under and is subject to the terms, provisions and conditions of the Owner Trust Agreement to which the holder of this Residual Interest Certificate by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Owner Trust Agreement and the Sale and Servicing Agreement for the rights of the holder of this Residual Interest Certificate, as well as for the terms and conditions of the Owner Trust created by the Owner Trust Agreement.

     The holder, by its acceptance hereof, agrees not to transfer this Residual Interest Certificate except in accordance with terms and provisions of the Owner Trust Agreement.

     THIS RESIDUAL INTEREST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Residual Interest Certificate to be duly executed.


               DITECH HOME LOAN OWNER TRUST 1998-1

               By: Bankers Trust (Delaware), not in its individual capacity but solely as Owner Trustee under the Owner Trust Agreement



                    By: -------------------------------------------
                               Authorized Signatory


DATED:   June ---, 1998


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Owner Trust Agreement.

                                 -------------------------------.
                                 as Authenticating Agent



                                 By: ---------------------------
                                        Authorized Signatory


DATED:   June ---, 1998

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



------------------------------------------------------------------------------
 (Please print or type name and address, including postal zip code, of assignee)

------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ------------------------------ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated: ---------------

                                   ------------------------------------
                                          Signature Guaranteed:


                                   ------------------------------------

                                    EXHIBIT B
                          TO THE OWNER TRUST AGREEMENT

                             CERTIFICATE OF TRUST OF
                       DITECH HOME LOAN OWNER TRUST 1998-1


     THIS Certificate of Trust of DiTech Home Loan Owner Trust 1998-1 (the "Trust"), dated June ---, 1998, is being duly executed and filed by Bankers Trust (Delaware), a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss. 3801 et seq.).

     1. Name. The name of the business trust formed hereby is DiTech Home Loan Owner Trust 1998-1.

     2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Bankers Trust (Delaware), 1011 Centre Road, Suite 200, Wilmington, DE 19805-1266.

     IN WITNESS WHEREOF, the undersigned, being the Owner Trustee and Paying Agent of the Owner Trust, have executed this Certificate of Trust as of the date first above written.

                                        BANKERS TRUST (DELAWARE), not in its individual capacity but solely as owner trustee under a Trust Agreement dated as of June 1, 1998


                                        By:  ---------------------------------
                                             Name:
                                             Title: